                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY
                                                                  --------------

                              SECURITY AGREEMENT
                              ------------------


     SECURITY AGREEMENT ("Security Agreement"), dated as of April 17, 1997 made by MAC-GRAY CO., INC., MAC-GRAY II, INC., SUN SERVICES OF AMERICA, INC. AND MAC-GRAY ACQUISITION CORP. (AND ITS SUCCESSOR-IN-INTEREST, R. BODDEN COIN-OP LAUNDRY, INC.) (each a "Borrower" and collectively the "Borrowers") in favor of STATE STREET BANK AND TRUST COMPANY (for itself and as Agent for) CORESTATES BANK, N.A. (each a "Bank" and collectively the "Banks").

                                   RECITALS

     Pursuant to the Credit Agreement dated as of April 17, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrowers and the Banks, the Banks have agreed to make advances to the Borrowers upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrowers thereunder. It is a condition precedent to the obligation of the Banks to make advances to the Borrowers under the Credit Agreement that the Borrowers shall have executed and delivered this Security Agreement to the Banks.

     NOW, THEREFORE, in consideration of the premises and to induce the Banks to make advances to the Borrowers under the Credit Agreement, the Borrowers hereby agree jointly and severally with the Banks, as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms which are
          -------------
defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in The Commonwealth of Massachusetts on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code as from time to time in effect in The Commonwealth of Massachusetts.

          "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

          "Copyrights" means all copyrights, registered and unregistered, and all registrations thereof and applications therefor whether in the United States Copyright Office or elsewhere, now existing or hereafter acquired, and all renewals thereof.

          "Obligations" means the unpaid principal amount of, and interest on, the Notes and all other obligations and liabilities of the Borrowers to the Banks, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Pledge Agreement, any of the other Security Documents or this Security Agreement and any other document executed and delivered in connection therewith or herewith and each other obligation and liability, whether direct or indirect, absolute or contingent, due or to become due, or now or hereafter existing, of the Borrowers to the Banks, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Banks) or otherwise.

          "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country, and all divisions, continuations and continuations-in-part thereof.

          "Security Agreement" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "Trademarks" means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registration and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (b) all renewals thereof.

          "Vehicles" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

     2.   Grant of Security Interest.  As collateral security for the prompt and
          --------------------------
complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrowers hereby grant to the Banks a security interest in all of the following property now owned or at any time hereafter acquired by each Borrower or in which each Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"): all (i) Accounts; (ii) Chattel Paper; (iii) Copyrights; (iv) Documents; (v) Equipment; (vi) Fixtures; (vii) General Intangibles; (viii) Instruments; (ix) Inventory; (x) Patents; (xi) Trademarks; (xii) Vehicles; and
(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

     3.   Rights of Banks; Limitations on Banks' Obligations.
          ---------------------------------------------------

          (a)  Borrowers Remain Liable under Accounts.  Anything herein to the
               ---------------------------------------
contrary notwithstanding, each Borrower shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observe and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Banks shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Banks of any payment relating to such Account pursuant hereto, nor shall the Banks be obligated in any manner to perform any of the obligations of each Borrower under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b)  Notice to Account Debtors.  Upon the request of the Banks at any
               -------------------------
time after the occurrence and during the continuance of an Event of Default, each Borrower shall notify account debtors on the Accounts that the Accounts have been assigned to the Banks and that payments in respect thereof shall be made directly to the Banks. The Banks may in their own name or in the name of others communicate with account debtors on the Accounts to verify with them to its satisfaction the existence, amount and terms of any Accounts.

          (c)  Collections on Accounts.  The Banks hereby authorize the
               -----------------------
Borrowers to collect the Accounts, subject to the Banks' direction and control, and the Banks may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Banks at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Borrowers, shall be forthwith (and, in any event, within two Business Days) deposited by the Borrowers in the exact form received, duly endorsed by the Borrowers to the Banks if required, in a special collateral account maintained by the Banks, subject to withdrawal by the Banks only, as hereinafter provided, and, until so turned over, shall be held by the Borrower in trust for the Banks, segregated from other funds of the Borrowers. All Proceeds constituting collections of Accounts while held by the Banks (or by the Borrowers in trust for the Banks) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as the Borrowers and the Banks, or, if an Event of Default shall have occurred and be continuing, at any time at the Banks' election, the Banks shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Banks may elect, and any part of such funds which the Banks elect not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Banks to the Borrowers or to whomsoever may be lawfully entitled to receive the same. At the Banks' request, the Borrower shall deliver to the Banks all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the accounts, including, without limitation, all original orders, invoices and shipping receipts.

          (d)  Title to Collateral.  Each Borrower represents and warrants to
               -------------------
the Banks that it has good title to all of the Collateral, free and clear of all liens, security interests and adverse interests, other than the Permitted Liens, in favor of any person or entity other than the Banks.

          (e)  Trust Account.  Notwithstanding anything to the contrary provided
               -------------
herein, the Banks may at any time or from time to time, in its sole discretion, elect to require the Borrowers to establish with the Banks a trust account and to deal with all of its Accounts subject to the provisions of this Section. Following such election, the Borrowers will collect their Accounts as the Banks' collection agent, hold such collections in trust for the Banks without commingling the same with other funds of the Borrowers and will promptly, on the day of receipt thereof, transmit such collections to the Banks in the identical form in which they were received by the Borrowers, with such endorsements as may be appropriate, accompanied by a report, in form approved by the Banks, showing the amount of such collections and the cash discounts applicable thereto.

     4.   Covenants.  Each Borrower covenants and agrees with the Banks that,
          ---------
from and after the date of this Security Agreement until the Obligations are paid in full:

          (a)  Further Documentation; Pledge of Instruments and Chattel Paper.
               --------------------------------------------------------------
At any time and from time to time, upon the written request of the Banks, and at the sole expense of the Borrowers, the Borrowers will promptly and duly execute and deliver such further instruments and documents and take such further action as the Banks may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrowers also hereby authorize the Banks to file any such financing or continuation statement without the signature of the Borrowers to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Banks, duly endorsed in a manner satisfactory to the Banks, to be held as Collateral pursuant to this Security Agreement.

          (b)  Indemnification.  Each Borrower, jointly and severally, agrees to
               ---------------
pay, and to save the Banks harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any Governmental Authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Banks under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Borrowers will save, indemnify and keep the Banks harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrowers of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrowers.

          (c)  Maintenance of Records.  Each Borrower will keep and maintain at
               ----------------------
its own cost and expense satisfactory and complete records of the Collateral, including without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Banks' further security, each Borrower shall grant to the Banks a security interest in all of such Borrower's books and records pertaining to the Collateral, and such Borrower shall turn over any such books and records to the Banks or to its representatives during normal business hours at the request of the Banks.

          (d)  Right of Inspection.  The Banks shall at all times have full and
               -------------------
free access during normal business hours, and upon reasonable prior notice, to all the books, correspondence and records of the Borrowers, and the Banks or their representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrowers agree to render to the Banks, at the Borrowers' cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Banks and their representatives shall at all times also have the right during normal business hours, and upon reasonable prior notice, to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          (e)  Compliance with Laws, etc.  Each Borrower will comply in all
               --------------------------
material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to the Collateral or any part thereof or to the operation of such Borrower's business; provided, however, that such Borrower may contest any such law, rule, regulation or order in any reasonable manner which shall not, in the reasonable opinion of the Banks, adversely affect the Banks' rights or the priority of its liens on the Collateral.

          (f)  Payment of Obligations.  Each Borrower will pay promptly when due
               ----------------------
all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Borrower's books in accordance with GAAP.

          (g)  Limitation on Liens on Collateral.  Each Borrower will not
               ---------------------------------
create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than Permitted Liens, and will defend the right, title and interest of the Banks in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (h)  Limitations on Dispositions of Collateral.  Each Borrower will
               -----------------------------------------
not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for sales of Collateral permitted by the Credit Agreement.

          (i)  Limitations on Discounts, Compromises, Extensions of Accounts.
               -------------------------------------------------------------
Other than in the ordinary course of business as generally conducted by the Borrowers over a period of time, each Borrower will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (j)  Maintenance of Equipment.  Each Borrower will maintain each item
               ------------------------
of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (k)  Maintenance of Insurance.  Each Borrower will maintain, with
               ------------------------
financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Banks and (ii) insuring such Borrower and the Banks against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Banks, with losses payable to such Borrower and the Banks as their respective interests may appear. All such insurance shall
(i) contain a breach of warranty clause in favor of the Banks, (ii) provide that no termination, cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Banks of written notice thereof, (iii) name the Banks as an insured and (iv) be reasonably satisfactory in all other respect to the Banks. From time to time upon the request of the Banks, each Borrower shall deliver to the Banks a report of a reputable insurance broker with respect to such insurance in such form as the Banks may from time to time reasonably request.

          (l)  Further Identification of Collateral.  Each Borrower will furnish
               ------------------------------------
to the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Banks may reasonably request, all in reasonable detail.

     5.   Banks' Appointment as Attorney-in-Fact.
          --------------------------------------

          (a)  Powers.  Each Borrower hereby irrevocably constitutes and
               ------
appoints the Banks and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Banks' discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, such Borrower hereby gives the bank the power and right, on behalf of such Borrower, without notice to or assent by such Borrower, to do the following:

               (i) in the case of any Account, at any time when the authority of the Borrower to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(c) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of such Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, general Intangible or with respect to any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Banks for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or with respect to any other collateral whenever payable;

               (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) Upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Banks or as the Banks shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Banks may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Banks shall in its sole discretion determine; and

(H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the bank were the absolute owner thereof for all purposes, and to do, at the Banks' option and such Borrower's expense, at any time, or from time to time, all acts and things which the Banks deems necessary to protect, preserve or realize upon the Collateral and the Banks' liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Borrower might do.

     Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This Power of attorney is a power coupled with an interest and shall be irrevocable.

          (b)  Other Powers.  Each Borrower also authorizes the Banks, at any
               ------------
time and from time to time, to execute, in connection with the sales provided for in Section 7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c)  No Duty on Banks' Part.  The powers conferred on the Banks
               ----------------------
hereunder are solely to protect the Banks' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Banks shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     6.   Performance by Banks of Borrowers' Obligations.  If any Borrower fails
          ----------------------------------------------
to perform or comply with any of its agreements contained herein and the Banks, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Banks incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Prime Rate plus 5%, shall be payable by the Borrower to the Banks on demand and shall constitute Obligations secured hereby.

     7.   Remedies.  If an Event of Default shall occur and be continuing, the
          --------
Banks may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Banks, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Banks or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Banks shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity or redemption in such Borrower, which right or equity is hereby waived or released. Each Borrower further agrees, at the Banks' request, to assemble the Collateral and make it available to the Banks at places which the Banks shall reasonably select, whether at any Borrower's premises or elsewhere. The Banks shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Banks may elect, and only after such application and after the payment by the Banks of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Banks account for the surplus, if any, to the Borrowers. To the extent permitted by applicable law, each Borrower waives all claims, damages and demands it may acquire against the bank arising out of the exercise by the Banks of any of their rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at lease 10 days before such sale or other disposition. Each Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Banks to collect such deficiency.

     8.   Limitation on Duties Regarding Preservation of Collateral.  The Banks'
          ---------------------------------------------------------
sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Banks deals with similar property for its own account. Neither the Banks nor any of their directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower or otherwise.

     9.   Powers Coupled with an Interest.  All authorizations and agencies
          -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     10.  Severability.  Any provision of this Security Agreement which is
          ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.  Paragraph Headings.  The paragraph headings used in this Security
          ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     12.  No Waiver; Cumulative Remedies.  The Banks shall not be any act
          ------------------------------
(except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Banks, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Banks of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Banks would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     13.  Waivers and Amendments; Successors and Assigns.  None of the terms or
          ----------------------------------------------
provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Borrower and the Banks, provided that any provision of this Security Agreement may be waived by the Banks in a written letter or agreement executed by the Banks or by telex or facsimile transmission from the Banks. This Security Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Banks and their respective successors and assigns.

     14.  Governing Law.  This Security Agreement shall be governed by, and
          -------------
construed and interpreted in accordance with, the laws of The Commonwealth of Massachusetts.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each Borrower has caused this Security Agreement to be duly executed and delivered as of the date first above written.


                              THE BORROWERS:

                              MAC-GRAY II, INC. NEWCO, INC.


                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:

                              SUN SERVICES OF AMERICA, INC. ACQUISITION
                              SUBSIDIARY I

                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:


                              MAC-GRAY CO., INC. ACQUISITION
                              SUBSIDIARY II


                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:


                              MAC-GRAY ACQUISITION CORP. (AND ITS
                              SUCCESSOR-IN-INTEREST, R. BODDEN
                              COIN-OP LAUNDRY, INC.)


                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:

                              THE BANKS:

                              STATE STREET BANK AND TRUST COMPANY


                              By:  /s/
                                   -------------------------------------

                                   Name:
                                         -------------------------------

                                   Title:
                                          ------------------------------


                              CORESTATES BANK, N.A.


                              By:  /s/
                                   -------------------------------------

                                   Name:
                                         -------------------------------

                                   Title:
                                           -----------------------------